UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2007

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On March 21, 2007, Avalon Pharmaceuticals Inc. (the "Registrant") notified NYSE Arca, Inc. ("NYSE Arca") that it plans to withdraw the listing of its common stock from NYSE Arca in order to reduce costs and to eliminate duplicative administrative requirements inherent with dual listings. The Registrant's common stock will continue to be listed on the NASDAQ Global Market.

On or about, but no earlier than, April 1, 2007, the Registrant anticipates filing with the Securities and Exchange Commission the required Form 25 to effectuate such withdrawal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

March 23, 2007	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel